UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 7, 2007
                                                        ----------------

                            CITY CAPITAL CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


              NEVADA                33-5902           22-2774460
  ---------------------------     -----------      ------------------
 (State or other jurisdiction     (Commission        (IRS Employer
  of incorporation)               File Number)     Identification No.)


             2535 Pilot Knob Road, Mendota Heights, Minnesota 55120
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (651) 452-1606
                                                           ---------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.
                                                                         1
On February 5, 2007, the firm De Joya Griffith & Company, LLC, of Henderson, Nevada, was engaged as the principal accountant to audit the Registrant's financial statements for the fiscal year of the Registrant ended December 31, 2006, and George Brenner, C.P.A., the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, resigned.

The decision to change independent accountants was approved by the Audit Committee and the Board of Directors of the Registrant on February 5, 2007.

Except for the following qualification, the reports of George Brenner, C.P.A., for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and negative cash flows. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the fiscal years ended December 31, 2005 and 2004, and interim periods through September 30, 2006, there were no disagreements with George Brenner, C.P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of George Brenner, C.P.A., would have caused him to make reference thereto in his report on the Registrant's financial statements for such years.

During the fiscal years ended December 31, 2005 and 2004 and through February 7, 2007, there were no "reportable events" with respect to the Registrant as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

During the fiscal years ended December 31, 2005 and 2004 and through February 7, 2007, the Registrant did not consult with George Brenner, C.P.A. with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Registrant provided a copy of the foregoing disclosures to George Brenner, C.P.A. prior to the date of filing this report and requested that he provide it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-k.
                                                                         2
Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1 Letter of George Brenner, C.P.A., dated February 7, 2007, regarding change in certifying accountant of City Capital Corporation
              ---------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITY CAPITAL CORPORATION


February 7, 2007                      By:  /s/ EPHREN TAYLOR
                                         -------------------------------------
                                         Ephren Taylor, Chief Executive Officer

                                                                         3
Exhibit 16.1

                             GEORGE BRENNER, C.P.A.
                           A PROFESSIONAL CORPORATION
                                  (Letterhead)
                                February 7, 2007


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Re:     City Capital Corporation, a Nevada corporation (the "Company")

Ladies and Gentlemen:

I have read the statements made by City Capital Corporation (copy attached), which I understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K report of the Company dated February 7, 2007. I agree with the statements concerning my firm in such Form 8-K.

                                        Very truly yours,

                                   /s/ George Brenner
                                   --------------------------
                                       George Brenner, C.P.A.
                                                                         4